UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

        Delaware                        000-27969                94-3180138
----------------------------    -----------------------       ----------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                            -------------------------

       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

     On March 28, 2005, Immersion Corporation (the "Company") issued a press release regarding the Company's patent infringement suit against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. A copy of the press release is attached as Exhibit 99.1 to this report.




Item 9.01       Financial Statements and Exhibits.
                (c)   Exhibits.

         Exhibit No.            Description
         ----------             ----------------

         99.1 Press Release dated March 28, 2005 regarding the Company's patent infringement suit against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMMERSION CORPORATION



Date:  March 28, 2005                   By:/s/ Victor Viegas
                                           ------------------------------------
                                           Victor Viegas
                                           President, Chief Executive Officer
                                           and Director

                                  EXHIBIT INDEX


         Exhibit No.            Description
         -----------            ----------------

         99.1 Press Release dated March 28, 2005 regarding the Company's patent infringement suit against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc.